ENDORSEMENT NO.1

Attaching to and forming part of the 100% QUOTA SHARE REINSURANCE AGREEMENT by and among the Reinsurer specifically identified on the signature page of this Agreement, ("Reinsurer"), STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY, an insurance company organized under the laws of the State of Texas ("Company"), VAUGHN GENERAL AGENCY, INC., a corporation organized under the laws of the State of Texas ("General Agent") and AMERICAN HALLMARK GENERAL AGENCY, INC., a corporation organized under the laws of the State of Texas ("Program Administrator").

IT IS AGREED, effective 12:01 A.M., Central Standard Time on January 1, 1997 ARTICLE V - COMMENCEMENT AND TERMINATION, Section 5.02, Item (j) is added as follows:

     (j) Upon written notice by the REINSURER to the COMPANY to coincide with the termination of the related Quota Share Retrocession Agreement ("Retrocession").

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates first above mentioned.




DATED:__________________________        STATE AND COUNTY MUTUAL FIRE
                                        INSURANCE COMPANY


                                   BY:____________________________

                                   ITS:____________________________

                             ENDORSEMENT NO. 1

Attaching to and forming part of the 100% QUOTA SHARE REINSURANCE AGREEMENT by and among the Reinsurer specifically identified on the signature page of this Agreement, ("Reinsurer"), STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY, an insurance company organized under the laws of the State of Texas ("Company"), VAUGHN GENERAL AGENCY, INC., a corporation organized under the laws of the State of Texas ("General Agent") and AMERICAN HALLMARK GENERAL AGENCY, INC., a corporation organized under the laws of the State of Texas ("Program Administrator").

IT IS AGREED, effective 12:01 A.M., Central Standard Time on January 1, 1997 ARTICLE V - COMMENCEMENT AND TERMINATION, Section 5.02, Item (j) is added as follows:

     (j) Upon written notice by the REINSURER to the COMPANY to coincide with the termination of the related Quota Share Retrocession Agreement ("Retrocession").

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates first above mentioned.



DATED:__________________________        VAUGHN GENERAL AGENCY, INC.

                                        BY:____________________________

                                        ITS:____________________________


                             ENDORSEMENT NO. 1

Attaching to and forming part of the 100% QUOTA SHARE REINSURANCE AGREEMENT by and among the Reinsurer specifically identified on the signature page of this Agreement, ("Reinsurer"), STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY, an insurance company organized under the laws of the State of Texas ("Company"), VAUGHN GENERAL AGENCY, INC., a corporation organized under the laws of the State of Texas ("General Agent") and AMERICAN HALLMARK GENERAL AGENCY, INC., a corporation organized under the laws of the State of Texas ("Program Administrator").

IT IS AGREED, effective 12:01 A.M., Central Standard Time on January 1, 1997 ARTICLE V - COMMENCEMENT AND TERMINATION, Section 5.02, Item (j) is added as follows:

     (j) Upon written notice by the REINSURER to the COMPANY to coincide with the termination of the related Quota Share Retrocession Agreement ("Retrocession").

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Agreement as of the dates first above mentioned.


DATED:__________________________   AMERICAN HALLMARK
                                   GENERAL AGENCY, INC.


                                   BY:____________________________

                                   ITS:____________________________




                             ENDORSEMENT NO. 1

Attaching to and forming part of the 100% QUOTA SHARE REINSURANCE AGREEMENT by and among the Reinsurer specifically identified on the signature page of this Agreement, ("Reinsurer"), STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY, an insurance company organized under the laws of the State of Texas ("Company"), VAUGHN GENERAL AGENCY, INC., a corporation organized under the laws of the State of Texas ("General Agent") and AMERICAN HALLMARK GENERAL AGENCY, INC., a corporation organized under the laws of the State of Texas ("Program Administrator").

IT IS AGREED, effective 12:01 A.M., Central Standard Time on January 1, 1997 ARTICLE V - COMMENCEMENT AND TERMINATION, Section 5.02, Item (j) is added as follows:

     (j) Upon written notice by the REINSURER to the COMPANY to coincide with the termination of the related Quota Share Retrocession Agreement ("Retrocession").

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

     IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Addendum as of the following dates:

DATED:__________________________   DORINCO REINSURANCE COMPANY
                                   Midland, Michigan


                                   BY:____________________________
                                        (signature)
                                   _______________________________
                                        (name)
                                   _______________________________
                                        (title)